Share Capital - Schedule of Regulatory Capital and Ratios (Detail) - CAD ($) $ in Millions	Jul. 31, 2021	Oct. 31, 2020
Disclosure of Basel III captial disclosure [line items]
Common Equity Tier 1 (CET1) capital	$ 33,095	$ 30,876
Tier 1 capital	36,940	34,775
Total capital	42,902	40,969
Total risk-weighted assets (RWA)	$ 268,999	$ 254,871
CET1 ratio	12.30%	12.10%
Tier 1 capital ratio	13.70%	13.60%
Total capital ratio	16.00%	16.10%
Leverage ratio exposure	$ 795,642	$ 741,760
Leverage ratio	4.60%	4.70%